CLOUGH FUNDS TRUST

CLOUGH GLOBAL LONG/SHORT FUND

SUPPLEMENT DATED AUGUST 1, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017

1.         The Board of Trustees of Clough Funds Trust (the “Trust”) has elected Kevin McNally as an interested Trustee of the Trust.  Therefore, effective immediately, the following information is added to the section “Interested Trustees” under the “Trustees and Officers” section in the Fund’s Statement of Additional Information:

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Kevin McNally 1969	Trustee	Trustee since 2017

Mr. McNally has over 24 years of industry experience focusing almost exclusively on closed-end funds. Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014, was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.

				4	Clough Global Dividend & Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund

*       All communications to Trustees and Officers may be directed to Clough Funds Trust c/o 1290 Broadway, Suite 1100, Denver, Colorado  80203, except for Mr. McNally.  For Mr. McNally, all communications may be sent to Clough Capital Partners L.P., One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

**     This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***   The Fund Complex consists of the Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust.  Mr. Deems is a member of the Board of Financial Investors Trust.  Mr. Burke is a member of the Board and the President of each such fund.  Mr. McNally is a member of the Board of each such fund other than the Clough China Fund.

2.         The following information is added to the section “Additional Information about the Trustees’ Qualifications and Experience” under the “Trustees and Officers” section in the Fund’s Statement of Additional Information:

Kevin McNally – Mr. McNally was elected a Trustee by the Board of Trustees on April 30, 2017. He is currently a Managing Director at Clough Capital Partners L.P. and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. He has over 24 years of industry experience focusing almost exclusively on closed-end funds. Prior to joining Clough in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014, where he was instrumental in launching approximately $13 billion in total assets of CEFs, including the three Clough CEFs. Prior to that, Mr. McNally was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed-end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. He has been quoted in The Wall Street Journal, Barrons, and several other publications and has also appeared on TV as a closed-end fund and ETF expert. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.

3.         The first and second paragraphs under the “Leadership Structure and Oversight Responsibilities” heading under the “Trustees and Officers” section are deleted and replaced with the following:

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund’s portfolio on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of five members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board met five times during the fiscal year ended October 31, 2016.

The Independent Trustees have appointed Mr. Weber as the Lead Independent Trustee.  The Lead Independent Trustee’s role is to serve a key point of contact for dealings between Fund management and the Independent Trustees of the Board.  The Board reviews matters related to its governance and leadership structure annually. The Board has determined that the Board’s governance and leadership structure is appropriate given the Trust’s characteristics and circumstances.  These characteristics include, but are not limited to, the Fund’s single portfolio of assets, the Fund’s net assets, the services provided by the Trust’s service providers, and the formal and informal functions of the various Independent Trustees both during and between Board meetings.

4.         Effective April 7, 2017, Abigail J. Murray resigned as Secretary of the Trust.  Accordingly, all references to Ms. Murray herein are hereby deleted.  Ms. Khwaja-Dixon was elected Secretary of the Trust at the April 13, 2017 meeting of the Board of Trustees.

5.         Effective July 14, 2017 Patrick D. Buchanan resigned as Treasurer of the Trust.  Accordingly, all references to Mr. Buchanan herein are hereby deleted.  Jill Kerschen was elected Treasurer of the Trust at the July 14, 2017 meeting of the Board of Trustees.  Therefore, the following information is added to the section “Additional Officers” under the “Trustees and Officers” section in the Fund’s Statement of Additional Information:

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Jill Kerschen 1975	Treasurer	Since 2017

Jill Kerschen joined Alps Fund Services Inc. in July 2013 as a Fund Controller on the Fund Administration Team.  Ms. Kerschen has over nineteen years of experience in the financial services industry.  She currently serves as Treasurer of Reaves Utility Income Fund and Assistant Treasurer of Westcore Funds.  Prior to joining ALPS she spent twelve years at Great-West Financial in various fund administration roles, with the last seven years being in fund administration, tax and compliance, specifically related to mutual funds, collective trusts and separate accounts.  At Great-West Financial, Ms. Kerschen served as the Senior Manager, Financial Reporting and as Assistant Treasurer for the mutual funds & the investment adviser.  Prior to joining Great-West Financial, Ms. Kerschen worked at Oppenheimer Funds in fund administration.  Ms. Kerschen holds a BS in Finance from Kansas State University.

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